                                                                 EXHIBIT 32.1.


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arne Dunhem, the Chief Executive Officer and Chief Financial Officer of MobilePro Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 19, 2003



                             /s/ Arne Dunhem
                             --------------------
                             Name:  Arne Dunhem
                                    --------------
                             Title: President and Chief Executive Officer
                                    (Principal executive and financial officer)